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                              Columbia Acorn Trust

                        Supplement dated January 16, 2004
                      to Prospectuses dated May 1, 2003 of
                               Columbia Acorn Fund
                          Columbia Acorn International
                               Columbia Acorn USA
                              Columbia Acorn Select
                       Columbia Acorn International Select
                            Columbia Thermostat Fund

Legal Proceedings Involving Affiliates

The Securities and Exchange Commission (the "SEC"), the New York Attorney General and various other regulatory authorities are investigating late trading and market timing in mutual fund shares, and have sent information requests and subpoenas to certain affiliates of Columbia Management Group, Inc. ("CMG") (collectively, "Columbia"). These affiliates include Columbia Funds Distributor, Inc. ("CFDI"), the distributor of the Funds' shares, and Columbia Management Advisors, Inc. ("CMA"). CMA is the adviser to the Columbia Family of Funds BUT IS NOT THE ADVISER TO THE COLUMBIA ACORN FAMILY OF FUNDS. Columbia has not uncovered any instances where Columbia entities were knowingly involved in late trading of mutual fund shares. Columbia has identified a limited number of investors who had informal arrangements for trading shares of various funds managed by subsidiaries of CMG between 1998 and 2003. A majority of the transactions in connection with these arrangements occurred in one international fund and two domestic funds in the Columbia Family of Funds. The majority of the trading under these arrangements was made by three entities. A substantial majority of the trading had ended by October 2002. None of these arrangements exists today. Information relating to those trading arrangements has been supplied to various regulatory authorities. The Fund's adviser, Columbia Wanger Asset Management, L.P. ("WAM") is a wholly owned subsidiary of CMG.

The SEC staff has issued notices to the effect that it has made a preliminary determination to recommend that the SEC bring civil enforcement actions, including injunctive proceedings against CFDI and CMA, alleging that they have violated certain provisions of the federal securities laws. Columbia believes that those allegations are based principally on the trading arrangements referred to above. WAM HAS NOT BEEN NAMED IN THESE NOTICES. CFDI and CMA are engaged in discussions with the SEC staff in an effort to reach a satisfactory resolution of these matters. However, there can be no assurance that such a resolution will be reached. Any potential resolution of these matters may include, but not be limited to, sanctions, financial penalties, damages or injunctions regarding CFDI or CMA, and structural changes in the conduct of their business.

Although Columbia does not believe that these regulatory developments or their resolution will have a material adverse effect on the Funds, or on the ability of CFDI or WAM to provide services to the Funds, there can be no assurance that these matters or any publicity relating to these matters or other developments resulting from them will not adversely effect sales or redemptions of Fund shares or otherwise effect the Funds.